October 26, 2004

Hilliard Lyons Growth Fund

Dear Shareholder:

During the third quarter ending September 30, 2004 the domestic equity market continued the lackluster performance it has experienced for most of this year. This comes as no surprise as the major factors affecting the market have been relentlessly pushing and pulling at it. These factors include the impending elections, record oil prices, the Iraq war, and corporate malfeasance. Experience has clearly proven that the stock market does not like uncertainty and all of these factors have contributed to a climate of significant uncertainty.

However, much of this uncertainty should be temporary. We will hopefully be done with the election(-eering) process on November 2. Oil prices will find their true equilibrium price based on supply and demand. The Iraq conflict should progress in some form or fashion. And corporate malfeasance issues will be resolved, mostly to the betterment to the public.

There are also some things to be positive about right now. The economy is growing at a healthy 3-4% annual rate. Inflation continues to be well in check. Unemployment is at a level that is considered to be near "full", meaning that any significant reduction in the unemployment rate could be inflationary and counterproductive. Corporate America has emerged from the 2003 recession with more efficient and rational business operations and has never been more productive or more profitable. Many of the companies in your portfolio are excellent examples of this. These businesses are industry leaders, companies that actually came out of the economic downturn stronger than they went into it. Earnings for the past year for this group have grown on average by over 30 percent! They have also introduced new products, hired more workers, opened new offices around the globe and basically set themselves up for what should be solid growth into the future.

Your fund outperformed its corresponding benchmark, the Russell 1000 Growth Index, by .76% during the quarter and by .75% for the year to date. This relative outperformance is due mainly to the superior operations of those companies in the Fund as described above and we are optimistic that this trend of corporate outperformance should continue. We do not attempt to forecast the direction of the overall equity market as we feel that is a futile exercise. We do attempt to forecast the direction of the operations of the companies invested in your Fund and on this we are optimistic.

In summary, the domestic stock market is having difficulty dealing with the current climate of uncertainty. While unnerving, this climate should prove to be temporary. In the meantime, most of the companies in your portfolio continue to move ahead, bettering their already leading positions in their respective industries. As your portfolio manager, we will continue our unrelenting focus on investing your assets in great businesses such as these and look forward to some improvement in the currently uncertain macro-environment.

We continue to appreciate your support and we welcome your questions, comments and observations.

Sincerely,

             /s/ Ted B. Bates, Jr.
             TED B. BATES, JR.
             Portfolio Manager

                       HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                              September 30, 2004

COMMON STOCKS -- 100.4%
------------------------------------------------------

                                             Market
 Shares  Company                             Value
------------------------------------------------------
         INDUSTRIALS -- 2.8%
         ---------------------------------------------
17,300   Dover Corp....................... $   672,451
                                           -----------
                                               672,451

         CONSUMER DISCRETION -- 20.6%
         ---------------------------------------------
29,700** Comcast CL A.....................     838,728
21,800   Harley Davidson Inc..............   1,295,792
29,600   Home Depot Inc...................   1,160,320
14,000   Omnicom Group....................   1,022,840
19,500   Viacom Inc.......................     654,420
                                           -----------
                                             4,972,100

         CONSUMER STAPLES -- 4.7%
         ---------------------------------------------
23,500   Pepsico Inc......................   1,143,275
                                           -----------
                                             1,143,275

         FINANCIAL -- 24.0%
         ---------------------------------------------
25,371   American International Group Inc.   1,724,974
15,000   Federal Home Loan Mortgage Corp..     978,600
24,000   Morgan Stanley Dean Witter Co....   1,183,200
26,300   SEI Investments Co...............     885,784
38,600   Synovus Financial Corp...........   1,009,390
                                           -----------
                                             5,781,948

         HEALTH CARE -- 18.9%
         ---------------------------------------------
16,100   Allergan Inc.....................   1,168,055
13,300** Amgen Inc........................     753,844
14,000   Cardinal Health Inc..............     612,780
19,900   Johnson & Johnson................   1,120,967
30,000   Pfizer Inc.......................     918,000
                                           -----------
                                             4,573,646

         RETAIL & SERVICES -- 4.0%
         ---------------------------------------------
27,000   Walgreen Co...................... $   967,410
                                           -----------
                                               967,410

         INFORMATION TECHNOLOGY -- 25.4%
         ---------------------------------------------
28,000   Automatic Data Processing Inc....   1,156,960
60,000** Applied Materials Inc............     989,400
15,700   First Data Corp..................     682,950
 7,250   International Business Machines..     621,615
37,000   Microsoft Corp...................   1,023,050
28,500   Nokia Corp.......................     391,020
28,500** Waters Corp......................   1,256,850
                                           -----------
                                             6,121,845

Total Common Stocks                         24,232,675
                                           -----------

                              Market
Shares   Company              Value
---------------------------------------
OTHER ASSETS LESS LIABILITIES -- (0.4%)
                            (105,981)
                            -----------
TOTAL NET ASSETS            $24,126,694
                            ===========
Net Assets
         Investor A shares. $20,334,606
         Investor B shares.   3,792,088
                            -----------
                            $24,126,694
Shares of capital stock
         Investor A shares.     847,584
         Investor B shares.     166,468
                            -----------
                              1,014,052
Net asset value
         Investor A shares* $     23.99
                            -----------
         Investor B shares* $     22.78
                            -----------

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets for the Fund.
  *The sales load for both A and B shares and the contingent deferred sales charge for B shares were discontinued as of July 20, 2004.
 **Non-income producing security.

SECURITY VALUATION: Securities traded on a national securities exchange are valued at the last sales price. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ official closing price ("NOCP"). Securities traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations except that bonds not traded on a securities exchange nor quoted on the NASDAQ System will be valued at prices provided by a recognized pricing service unless the Adviser believes that such price does not represent a fair value. Short-term instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Other securities and assets will be valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to

                       HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                              September 30, 2004

be carried forward for eight years following the year of loss and offset such losses against any future realized gains. The historical GAAP basis analysis of net assets does not materially differ from the tax basis components of net assets.

At September 30, 2004, the cost and related gross unrealized appreciation and depreciation on a book and tax basis were as follows:

                 Cost of investments for tax
                 purposes....................... $15,992,778.07
                                                 --------------
                 Gross tax unrealized
                 appreciation................... $ 9,034,881.65
                 Gross tax unrealized
                 depreciation...................     794,984.43
                                                 --------------
                 Net tax unrealized appreciation
                 on investments................. $ 8,239,897.22
                                                 ==============

OTHER:
The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

                            DIRECTORS AND OFFICERS

                              BOARD OF DIRECTORS

James R. Allen
Stewart E. Conner
                 William A. Blodgett, Jr.

                                   OFFICERS

James R. Allen -- President
Joseph C. Curry, Jr. -- Vice President and Treasurer
Timothy P. Riordan -- Secretary
Dianna P. Wengler -- Asst. Secretary

                                  DISTRIBUTOR

J.J B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40232-2760
(502) 588-8400

                         TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1912
Boston, Massachusetts 02266

                                 LEGAL COUNSEL

Frost Brown Todd LLC
400 West Market Street, 32/nd/ Floor
Louisville, Kentucky 40202

                        INDEPENDENT PUBLIC ACCOUNTANTS

Deloitte & Touche LLP
1700 Market Street, 25/th/ Floor
Philadelphia, Pennsylvania 19103

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                             THIRD QUARTER REPORT
                              September 30, 2004
[LOGO] Hilliard Lyons Growth Fund
                             Third Quarter Report
                              September 30, 2004
                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400
                                (888) 878-7845